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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 15, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


             Pennsylvania                                 25-1435979
   (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                    Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (412) 762-1553
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

On February 4, 2000, PNC Funding Corp ("Funding") and PNC Bank Corp. (the "Corporation") entered into an Underwriting Agreement with Salomon Smith Barney Inc. relating to the public offering of $100,000,000 aggregate principal amount of 7.50% Subordinated Notes Due 2009 of Funding (the "7.50% Notes") at purchase prices to be determined based on prevailing market prices. The 7.50% Notes are additional debt securities of Funding issued as part of the same series and with the same CUSIP number as the $400,000,000 aggregate principal amount of 7.50% Subordinated Notes Due 2009 of Funding issued on November 2, 1999. The 7.50% Notes are guaranteed, on a subordinated basis, as to payment of principal and interest by the Corporation (the "Guarantees"). The closing occurred on February 15, 2000. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.

The 7.50% Notes are being issued pursuant to a Registration Statement on Form S-3 (No. 333-88479), initially filed with the Securities and Exchange Commission (the "SEC") on October 5, 1999, amended by Pre-Effective Amendment No. 1 filed with the SEC on October 20, 1999, and declared effective on October 22, 1999. A Prospectus Supplement dated February 4, 2000 relating to the 7.50% Notes was filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, on February 8, 2000.

The form of Subordinated Debt Securities and related Guarantees previously filed as Exhibit 4.10 to the Corporation's Registration Statement on Form S-3 filed September 29, 1997 (No. 333-34709) is substantially identical to the form of the 7.50% Notes and related Guarantees, except as follows: With respect to the 7.50% Notes, the CUSIP Number is 693476AP8, and they bear interest at a rate of 7.50% per annum from November 2, 1999, payable semi-annually in arrears on May 1 and November 1 of each year, commencing May 1, 2000 (each, an "Interest Payment Date") to persons in whose names the 7.50% Notes are registered at the close of business on the April 15 and October 15, as the case may be, next preceding such Interest Payment Dates. The 7.50% Notes mature on November 1, 2009. The Chase Manhattan Bank, formerly known as Chemical Bank, successor by merger to Manufacturers Hanover Trust Company, is the trustee (the "Trustee").

The Notes are also being issued pursuant to an Indenture dated as of December 1, 1991, among Funding, the Corporation and the Trustee (the "Indenture"), as amended by a Supplemental Indenture dated as of February 15, 1993, among Funding, the Corporation and the Trustee (the "Supplemental Indenture") and the Second Supplemental Indenture dated as of February 15, 2000, among Funding, the Corporation and the Trustee (the "Second Supplemental Indenture"). The Indenture and the Supplemental Indenture previously were filed as Exhibits 4.7 and 4.8, respectively, to the Corporation's Registration Statement on Form S-3 filed September 29, 1997 (No. 333-34709). The Second Supplemental Indenture is attached to this Current Report on Form 8-K as Exhibit 4.4.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

The exhibits listed on the Exhibit Index on page 4 of this Current Report on Form 8-K are filed herewith or incorporated herein by reference to documents previously filed or to be filed.






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PNC BANK CORP.
                                        (Registrant)


Date: February 16, 2000                 By: /s/ ROBERT L. HAUNSCHILD
                                           ----------------------------------
                                           Robert L. Haunschild
                                           Senior Vice President and
                                           Chief Financial Officer




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                                  EXHIBIT INDEX

1 Underwriting Agreement dated as of February 4, 2000, among PNC Funding Corp, PNC Bank Corp., and the underwriter named therein, filed herewith. (See Item 5).

4.1      Form of Note and related Guarantee incorporated herein by reference to
         Exhibit 4.10 of the Registration Statement on Form S-3 filed September 29, 1997 (No. 333-34709). (See Item 5).

4.2 Indenture dated as of December 1, 1991, among PNC Funding Corp, as issuer, PNC Financial Corp (now PNC Bank Corp.), as guarantor, and Manufacturers Hanover Trust Company, as trustee (of which The Chase Manhattan Bank, formerly known as Chemical Bank, is successor trustee), incorporated herein by reference to Exhibit 4.7 of the Registration Statement on Form S-3 filed September 29, 1997 (No. 333-34709). (See
         Item 5)

4.3 Supplemental Indenture dated as of February 15, 1993, among PNC Funding Corp, as issuer, PNC Bank Corp., as guarantor, and Chemical Bank, as trustee (as successor by merger to Manufacturers Hanover Trust Company and now known as The Chase Manhattan Bank), incorporated herein by reference to Exhibit 4.8 of the Registration Statement on Form S-3 filed September 29, 1997 (No. 333-34709). (See Item 5)

4.4 Second Supplemental Indenture dated as February 15, 2000, among PNC Funding Corp, PNC Bank Corp., and The Chase Manhattan Bank, as trustee, filed herewith. (See Item 5).



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